UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             January 31, 2002
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                              MICROACCEL, INC.
                              ----------------
           (Exact name of registrant as specified in its charter)



    UTAH                         33-9782LA                      87-0444506
    ------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                        Suite 210, 580 Hornby Street
                  Vancouver, British Columbia Canada V6C 3B6
                  ------------------------------------------
                   (Address of Principal Executive Offices)

                               (604) 687-6991
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Telford Sadovnick, P.L.L.C., Certified Public Accountants, of Bellingham, Washington, audited the financial statements of MicroAccel, Inc., a Utah corporation (the "Company") for the calendar years ended December 31, 2000 and 1999, which accompanied the Company's Annual Report on Form 10-KSB for the calendar year ended December 31, 2000, which was previously filed with the Securities and Exchange Commission.

          On January 31, 2002, the Company's Board of Directors unanimously voted to retain Hoogendoorn & Company, Chartered Accountants, to serve as the Company's independent auditor. Mr. Hoogendoorn was formerly under contract by Telford Sadovnick before opening his own firm. While at Telford Sadovnick, he was the principal auditor of the Company's financial statements and the Company's Board of Directors has decided to continue using Mr. Hoogendoorn's auditing services due to his familiarity with the Company.

          There were no disagreements between the Company and Telford Sadovnick, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

          With the exception of that it has expressed "substantial doubt about [the Company's] ability to continue as a going concern," the reports of Telford Sadovnick did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's two most recent calendar years, and since then, Telford Sadovnick has not advised the Company that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist;

            (2) That information has come to its attention that has made it unwilling to rely on management's representations or unwilling to be associated with the financial statements prepared by management;

          (3) That the scope of its audit should be expanded significantly, or that information has come to its attention that it has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to its resignation.

          The Company has provided Telford Sadovnick with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of the response letter of Telford Sadovnick is filed herewith as Exhibit No. 16 and is incorporated herein by this reference.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          None; not applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

          None; not applicable.

          (b) Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.


Description of Exhibit                      Exhibit Number
----------------------                          --------------

Letter on change in certifying accountant            16

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MICROACCEL, INC.


Dated:  Feb. 4/02                                   /s/ Suzanne L. Wood
       -----------------                           --------------------
                                                   Suzanne L. Wood
                                              President and Director